SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-KA

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2001

Exact Name of Registration as Specified in Charter:

MAXUM DEVELOPMENT, INC.

State of Other Jurisdiction of Incorporation:                NEVADA
Commission File Number:                                          0-14047
IRS Employer Identification Number:                         04-2392188

Address and Telephone Number of Principle Executive Offices:
6975 South Union Park Center, Ste #600
Salt Lake City UT 84047
(801) 256-9600

Item 4. Changes in Registrant's Certifying Accountant.

Effective August 10, 2001, the registrant terminated Crouch, Bierwolf & Associates, which had served as the registrant's independent accountants, as its auditor, within the meaning of Item 304 (a) (1) (i) of Regulation S-K of the Securities and Exchange Commission. The decision to change accountants was approved by the Board of Directors of the registrant.

Crouch, Bierwolf & Associates' report on the registrant's financial statements for the fiscal years ended December 31, 1999 and 2000 contained no adverse opinions or disclaimer of opinions, and were not qualified as to audit scope, or accounting principles. However, the reports issued for 1999 and 2000 by the prior auditors were modified in respect of the uncertainty surrounding the registrant's ability to continue as a going concern.

As required by applicable rules of the Securities and Exchange Commission, the registrant notified Crouch, Bierwolf & Associates that during the period beginning on September 20, 1999 through August 10, 2001 the registrant was unaware of any disputes between the registrant and Crouch, Bierwolf & Associates as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to the satisfaction of Crouch, Bierwolf & Associates, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The registrant requested that Crouch, Bierwolf & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received by the registrant from Crouch, Bierwolf & Associates with respect to the registrant's request, addressed to the Securities and Exchange Commission, is filed as Exhibit 16.1 to this Form 8-K.

On August 10, 2001, the registrant engaged Bierwolf, Nilson & Associates as its new independent accountants following its termination of Crouch, Bierwolf & Associates. The registrant's Board of Directors approved the engagement of Bierwolf, Nilson & Associates as its independent auditors with respect to the registrant's fiscal year ending December 31, 2001.

During the most recent fiscal year and through August 10, 2001, the registrant had not consulted with Bierwolf, Nilson & Associates regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that Bierwolf, Nilson & Associates concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (v) of Regulation S-K.

Item 7. Exhibits

Exhibit No.                          Description                                          Page
16                                       Letter on Change                                    5
                                            in Accountants

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxum Development, Inc.

/s/ Paul Adams
President and Director
Date: August 10, 2001

Crouch, Bierwolf & Associates
1453 South Major Street

Salt Lake City, Utah 84115

August 10, 2001

Securities & Exchange Commission
Washington, D.C. 20549

Re:                   Maxum Development, Inc.
                        File No. 0-14047

Dear Sir or Madam:

We have read Item 4 of the Form 8-KA of Maxum Development, Inc. dated August 10, 2001, and agree with the statements contained therein except for information in the first paragraph relating to the engagement of Bierwolf, Nilson & Associates and information in the third paragraph relating to consultation with Bierwolf, Nilson & Assocates about which we have no knowledge.

Very truly yours,

/s/Crouch, Bierwolf & Associates